Supplement to

CALVERT SOCIAL INVESTMENT FUND ("CSIF") BOND PORTFOLIO
CSIF MONEY MARKET PORTFOLIO

Calvert Income Funds Prospectus Class A, B, C, O and Y
dated January 31, 2010, as revised May 28, 2010

Date of Supplement: June 22, 2010

At a meeting held on June 15, 2010, the Board of Trustees for CSIF Bond Portfolio and CSIF Money Market Portfolio (each, a "Fund") approved a change in policy related to each Fund's investments in government securities.

Accordingly, under "About Sustainable and Socially Responsible Investing -- Calvert Signature StrategiesTM -- Sustainable and Socially Responsible Investment Criteria" on page 43, the last paragraph in this section (located directly above "Shareholder Advocacy and Corporate Responsibility") is deleted and replaced with the following:

With respect to U.S. government securities, the CSIF Portfolios invest in debt obligations issued by the U.S. government (i.e., Treasury securities) or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Funds' sustainable and socially responsible investment criteria.